                        TOYOTA MOTOR CREDIT CORPORATION
           SERVICER'S CERTIFICATE - TOYOTA AUTO LEASE TRUST 1998-B DISTRIBUTION DATE OF SEPTEMBER 27, 1999 FOR THE COLLECTION PERIOD OF
                      AUGUST 1 THROUGH AUGUST 31, 1999


POOL DATA - ORIGINAL DEAL PARAMETERS
- ------------------------------------
Aggregate Net Investment Value (ANIV)                                                  1,099,937,045.30
Discounted Principal Balance                                                           1,099,937,045.30
Servicer Advance                                                                           2,144,779.34
Servicer Payahead                                                                          3,039,194.68
Number of Contracts                                                                              49,144
Weighted Average Lease Rate                                                                       7.74%
Weighted Average Remaining Term                                                                    38.7
Servicing Fee Percentage                                                                          1.00%

POOL DATA - CURRENT MONTH
- -------------------------
  Aggregate Net Investment Value                                                       1,078,102,915.27
  Discounted Principal Balance                                                         1,077,193,192.20
  Servicer Advances                                                                        3,025,355.49
  Servicer Pay Ahead Balance                                                               2,877,794.17
  Maturity Advances Outstanding                                                                       -
  Number of Current Contracts                                                                    54,480
  Weighted Average Lease Rate                                                                     7.58%
  Weighted Average Remaining Term                                                                  20.2
- -------------------------------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                                                  41,247,639.20
  Specified Reserve Fund Percentage                                                               5.50%
  Specified Reserve Fund Amount                                                           60,496,537.49
  Specified Reserve Fund Percentage (IF CONDITION i, ii OR iii MET)                               6.50%
  Specified Reserve Fund Amount (IF CONDITION i, ii OR iii MET)                           71,495,907.94


                                                   CLASS A             CLASS B               TOTAL
                                                    AMOUNT              AMOUNT               AMOUNT
                                                 -------------       ------------        --------------
  Beginning Balance                              59,423,467.49       1,073,070.00         60,496,537.49
  Withdrawal Amount                                          -                  -                     -
  Transferor Excess                               1,666,515.10                             1,666,515.10
                                                 -------------       ------------        --------------
  Ending Balance                                 61,089,982.59       1,073,070.00         62,163,052.59
  Specified Reserve Fund Balance                 59,423,467.49       1,073,070.00         60,496,537.49
                                                 -------------       ------------        --------------
  Release to Transferor                           1,666,515.10                  -          1,666,515.10
  Cumulative Withdrawal Amount                               -                  -                     -
- -------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                          VEHICLES
                                                                      ----------
  Liquidated Contracts                                                    154
                                                                      ----------
  Discounted Principal Balance                                                             2,991,188.79
  Net Liquidation Proceeds                                                                (2,542,854.86)
  Recoveries - Previously Liquidated Contracts                                               (38,462.72)
                                                                                         ---------------
  Aggregate Credit Losses for the Collection Period                                          409,871.21
                                                                                         ===============
  Cumulative Credit Losses for all Periods                                                 5,109,006.48
                                                                                         ===============
  Repossessed in Current Period                                            69
                                                                      ----------


RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                               Annualized Average
FOR EACH COLLECTION PERIOD:                                                           Charge-Off Rate
                                                                                     ------------------
  Second Preceding Collection Period                                                              0.42%
  First Preceding Collection Period                                                               0.77%
  Current Collection Period                                                                       0.45%

CONDITION (i) (CHARGE-OFF RATE)
Three Month Average                                                                               0.55%
Charge-off Rate Indicator (> 1.25%)                                                   CONDITION NOT MET

DELINQUENT CONTRACTS:                   PERCENT       ACCOUNTS           PERCENT              ANIV
                                        -------       --------           -------          -------------
31-60 Days Delinquent                    0.99%          539                0.93%          10,076,774.82
61-90 Days Delinquent                    0.10%           53                0.10%           1,087,858.18
Over 90 Days Delinquent                  0.03%           14                0.03%             352,977.88
                                                      --------                            -------------
Total Delinquencies                                     606                               11,517,610.88
                                                      ========                            =============


RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                              0.09%
  First Preceding Collection Period                                                               0.08%
  Current Collection Period                                                                       0.12%

CONDITION (ii) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                             0.10%
  Delinquency Percentage Indicator ( > 1.25%)                                         CONDITION NOT MET

RESIDUAL VALUE (GAIN) LOSS:                                               VEHICLES
                                                                          --------
  Matured Lease Vehicle Inventory Sold                                       65            1,195,074.26
  Net Liquidation Proceeds                                                   --           (1,050,961.01)
                                                                                          -------------
  Net Residual Value (Gain) Loss                                                             144,113.25
                                                                                          =============
  Cumulative Residual Value (Gain) Loss all periods                                          465,304.00
                                                                                          =============

                                                                               AVERAGE        AVERAGE
                                       NUMBER    SCHEDULED      SALE       NET LIQUIDATION    RESIDUAL
                                        SOLD     MATURITIES     RATIO         PROCEEDS         VALUE
                                       ------    ----------     ------     ---------------   ----------
MATURED VEHICLES SOLD FOR
EACH COLLECTION PERIOD:
  Second Preceding Collection Period     52         135         38.52%        15,097.55       17,047.56
  First Preceding Collection Period      68         106         64.15%        16,068.16       18,127.17
  Current Collection Period              65         87          74.71%        16,168.63       18,392.95
  Three Month Average                                                         15,830.64       17,917.09
                                                                                             ==========
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                  88.35%
                                                                                             ==========
- -------------------------------------------------------------------------------------------------------

                                                                         CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                     AMOUNT/RATIO        TEST MET?
- ---------------                                                          --------------       ---------
a) Number of Vehicles Sold > 25% of Scheduled Maturities                     74.71%                 YES

b) Number of Scheduled Maturities > 500                                        87                    NO

c) 3 Month Average Matured Leased Vehicle Proceeds
   less than 75% of Avg. Residual Values                                     88.35%                  NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                   CONDITION NOT MET

                        TOYOTA MOTOR CREDIT CORPORATION
           SERVICER'S CERTIFICATE - TOYOTA AUTO LEASE TRUST 1998-B DISTRIBUTION DATE OF SEPTEMBER 27, 1999 FOR THE COLLECTION PERIOD OF
                      AUGUST 1 THROUGH AUGUST 31, 1999

                                                                           CERTIFICATE BALANCE           CLASS A1
                                                                       --------------------------     ---------------
                                                          TOTAL        PERCENT        BALANCE             BALANCE
                                                     --------------    -------     --------------     ---------------
INTEREST:                                                              98.00%
- ---------
  Interest Collections                                8,291,435.39
  Net Investment Income                                 106,789.52
  Non-recoverable Advances                              (88,584.16)
                                                     --------------
    Available Interest                                8,309,640.75                   8,144,188.61      2,531,039.06
  Class A1, A2, A3 Notional Interest Accrual Amount  (4,546,833.33)                 (4,546,833.33)    (1,493,541.67)
  Unreimbursed A1, A2, A3 Interest Shortfall                     -
  Interest Accrual for Adjusted Class B Certificate
    Bal.                                               (390,478.25)                   (390,478.25)
  Class B Interest Carryover Shortfall                           -
  Servicer's Fee                                       (916,530.59)                   (898,199.98)
  Capped Expenses                                       (21,724.55)                    (21,290.06)
  Interest Accrual on Class B. Cert. Prin. Loss
    Amount                                                       -                              -
  Uncapped Expenses                                              -                              -
                                                      ------------                  -------------
  Total Unallocated Interest                          2,434,074.03                   2,287,386.99
  Excess Interest to Transferor                                  -                  (2,287,386.99)
                                                      ------------                  -------------
  Net Interest Collections Available                  2,434,074.03                              -
  Interest Collections Allocated to Losses             (542,954.15)
  Accelerated Principal Distribution                   (224,604.77)
                                                      ------------
  Deposit to Reserve Fund                             1,666,515.10
                                                      ------------
  Withdrawal from Reserve Fund                                   -
                                                      ------------
PRINCIPAL:
- ----------
  Certificate Principal Loss Amounts:
  Current Loss Amount                                  (553,984.46)                   (542,954.15)
  Loss Reimbursement from Transferor                    542,954.15                     542,954.15
  Loss Reimbursement from Reserve Fund                           -
                                                      ------------                  -------------
  Transferor Ending Certificate Principal Loss Amount   (11,030.31)                             -

CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
- ------------------------------------------
  Beginning Balance                                              -
  Current increase (decrease)                                    -
                                                      ------------
  Ending Balance                                                 -
                                                      ------------
CLASS A INTEREST SUBORDINATED
- -----------------------------
  Beginning Balance                                              -
  Current increase (decrease)                                    -
                                                      ------------
  Ending Balance                                                 -
                                                      ------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
- ------------------------------------------
  Beginning Balance                                              -
  Current increase (decrease)                                    -
                                                      ------------
  Ending Balance                                                 -
                                                      ------------
CLASS B INTEREST SUBORDINATED:
- ------------------------------
  Beginning Balance                                              -
  Current increase (decrease)                                    -
                                                      ------------
  Ending Balance                                                 -
                                                      ------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
- ------------------------------------
  Distribution - Current Period                         423,645.42
  Allocations - Current Period                       21,299,110.73    21,299,110.73     21,299,110.73
  Allocations - Accelerated Principal Distribution      224,604.77       224,604.77        224,604.77
  Allocations - Not Disbursed Beginning of Period                -                -
  Allocations - Not Disbursed End of Period          21,523,715.50    21,523,715.50     21,523,715.50

INTEREST DISTRIBUTIONS/ALLOCATIONS:
- -----------------------------------
  Distribution - Current Period                      31,290,384.58    29,623,869.49      8,961,250.01    15,668,749.99
  Allocations - Current Period                        4,937,311.58     4,937,311.58      1,493,541.67     2,611,458.33
  Allocations - Not Disbursed Beginning of Period    24,686,557.90    24,686,557.90      7,467,708.35    13,057,291.65
  Allocations - Not Disbursed End of Period                      -                -

DUE TO TRUST - CURRENT PERIOD:
- ------------------------------
  Total Deposit to Reserve Fund                                  -
  Due to Trust                                       28,551,187.60    26,461,027.09     23,017,257.17     2,611,458.33
                                                     -------------    -------------     -------------     ------------
      Total Due To Trust                             28,551,187.60    26,461,027.09     23,017,257.17     2,611,458.33


                                                       CLASS A2         CLASS A3       CLASS B              TRANSFEROR
                                                     --------------    -----------   ------------   ------------------------------
                                                        BALANCE          BALANCE       BALANCE         INTEREST        PRINCIPAL
                                                     --------------    -----------   ------------   ------------     -------------
INTEREST:                                                                                                  2.00%
- ---------
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
    Available Interest                                4,344,320.77     728,334.82      540,493.95     165,452.15
  Class A1, A2, A3 Notional Interest Accrual Amount  (2,611,458.33)   (441,833.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                     -              -
  Interest Accrual for Adjusted Class B Certificate
    Bal.                                                                              (390,478.25)
  Class B Interest Carryover Shortfall                                                          -
  Servicer's Fee                                                                                      (18,330.61)
  Capped Expenses                                                                                        (434.50)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                            -
  Uncapped Expenses                                                                                            -
                                                                                                    ------------
  Total Unallocated Interest                                                                          146,687.03
  Excess Interest to Transferor                                                                     2,287,386.99
                                                                                                    ------------
  Net Interest Collections Available                                                                2,434,074.02
  Interest Collections Allocated to Losses                                                           (542,954.15)
  Accelerated Principal Distribution                                                                 (224,604.77)
                                                                                                    ------------
  Deposit to Reserve Fund                                                                           1,666,515.09
  Withdrawal from Reserve Fund                                                                      ------------

PRINCIPAL:
- ----------
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                                 (542,954.15)                    (11,030.31)
  Loss Reimbursement from Transferor                                                   542,954.15    (542,954.15)
  Loss Reimbursement from Reserve Fund
                                                                                                    ------------      ------------
  Transferor Ending Certificate Principal Loss Amount                                                (542,954.15)     (11,030.31)

CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
- ------------------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

CLASS A INTEREST SUBORDINATED
- -----------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
- ------------------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

CLASS B INTEREST SUBORDINATED:
- ------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
- ------------------------------------
  Distribution - Current Period                                                                                       423,645.42
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                      -              -               -              -

INTEREST DISTRIBUTIONS/ALLOCATIONS:
- -----------------------------------
  Distribution - Current Period                       15,668,749.99   2,650,999.99   2,342,869.50   1,666,515.10
  Allocations - Current Period                         2,611,458.33     441,833.33     390,478.25              -
  Allocations - Not Disbursed Beginning of Period     13,057,291.65   2,209,166.65   1,952,391.25              -
  Allocations - Not Disbursed End of Period                                                                    -

DUE TO TRUST - CURRENT PERIOD:
- ------------------------------
  Total Deposit to Reserve Fund
    Due to Trust                                       2,611,458.33     441,833.33     390,478.25   1,666,515.10      423,645.42
                                                     --------------    -----------   ------------   ------------     -------------
      Total Due To Trust                               2,611,458.33     441,833.33     390,478.25   1,666,515.10      423,645.42


                       TOYOTA MOTOR CREDIT CORPORATION
           Servicer's Certificate - Toyota Auto Lease Trust 1998-B Distribution Date of September 27, 1999 for the Collection Period of
                      August 1 through August 31, 1999


                                                            CERTIFICATE BALANCE             CLASS A1                 CLASS A2
                                                            -------------------             --------                 --------
                                             TOTAL         PERCENT       BALANCE      PERCENT     BALANCE      PERCENT    BALANCE
                                         ----------------  -------   ---------------  -------  -------------   ------- ------------
ORIGINAL DEAL PARAMETER
- -----------------------
Aggregate Net Investment Value (ANIV)    1,099,937,045.30
Discounted Principal Balance             1,099,937,045.30
Initial Notional/Certificate Balance                       100.00%   1,077,938,000.0   31.08%  335,000,000.0   53.34%  575,000,000.0
Percent of ANIV                                                               98.00%                  30.46%                  52.28%
Certificate Factor                                                         1.0000000               1.0000000               1.0000000
Notional/Certificate Rate                                                                             5.350%                  5.450%
Targeted Maturity Date                                                                      October 25, 2000      September 25, 2001
Servicer Advance                             2,144,779.34
Servicer Payahead                            3,039,194.68
Number of Contracts                                49,144
Weighted Average Lease Rate                  7.74%
Weighted Average Remaining Term               38.7
Servicing Fee Percentage                     1.00%

POOL DATA PRIOR MONTH
- ---------------------
Aggregate Net Investment Value           1,099,836,701.73
Discounted Principal Balance             1,098,541,083.44
Notional/Certificate Balance                                        1,077,938,000.00          335,000,000.00          575,000,000.00
Adjusted Notional/Certificate Balance                               1,077,938,000.00          335,000,000.00          575,000,000.00
Percent of ANIV                                                               98.01%                  30.46%                  52.28%
Certificate Factor                                                         1.0000000               1.0000000               1.0000000
Servicer Advances                            3,106,749.75
Servicer Pay Ahead Balance                   2,765,166.05
Maturity Advances Outstanding                         -
Number of Current Contracts                 55,054
Weighted Average Lease Rate                  7.58%
Weighted Average Remaining Term               21.2

POOL DATA CURRENT MONTH
- -----------------------
  Aggregate Net Investment Value         1,078,102,915.27
  Discounted Principal Balance           1,077,193,192.20
  Notional/Certificate Balance                                      1,077,938,000.00          335,000,000.00          575,000,000.00
  Adjusted Notional/Certificate Balance                             1,056,638,889.27          313,700,889.27          575,000,000.00
  Percent of ANIV                                                             98.01%                  29.10%                  53.33%
  Certificate Factor                                                       0.9802409               0.9364206               1.0000000
  Servicer Advances                          3,025,355.49
  Servicer Pay Ahead Balance                 2,877,794.17
  Maturity Advances Outstanding                       -
  Number of Current Contracts               54,480
  Weighted Average Lease Rate                7.58%
  Weighted Average Remaining Term             20.2

Prior Certificate Interest Payment Date     March 25, 1999
Next Certificate Interest Payment Date    September 27, 1999




                                              CLASS A3                 CLASS B               TRANSFEROR INTEREST
                                              --------                 -------               -------------------
                                         PERCENT     BALANCE    PERCENT   BALANCE                  BALANCE
                                         -------     -------    -------   -------                  -------
ORIGINAL DEAL PARAMETER
- -----------------------
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance      8.94%   96,400,000.0  6.64%  71,538,000.00              21,999,045
Percent of ANIV                                          8.76%                 6.50%                   2.00%
Certificate Factor                                   1.0000000             1.0000000
Notional/Certificate Rate                               5.500%                6.550%
Targeted Maturity Date                       February 25, 2002    September 25, 2003
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
- ---------------------
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                     96,400,000.00         71,538,000.00              21,898,701
Adjusted Notional/Certificate Balance            96,400,000.00         71,538,000.00              21,898,701
Percent of ANIV                                          8.76%                 6.50%                   1.99%
Certificate Factor                                   1.0000000             1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
- -----------------------
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                   96,400,000.00         71,538,000.00           21,464,026.00
  Adjusted Notional/Certificate Balance          96,400,000.00         71,538,000.00           21,464,026.00
  Percent of ANIV                                        8.94%                 6.64%                   1.99%
  Certificate Factor                                 1.0000000             1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date




CURRENT MONTH COLLECTION ACTIVITY                  VEHICLES
- ---------------------------------                  --------
Principal Collections                                              10,378,569.19
Prepayments in Full                                  348            7,000,229.56
                                                     ---
Reallocation Payment                                  7               168,724.66
                                                      -
Interest Collections                                                8,291,435.39
Net Liquidation Proceeds and Recoveries                             2,581,317.58
Increase (Decrease) in Maturity Advances                                    -
Net Liquidation Proceeds - Vehicle Sales                            1,050,961.01
Non-Recoverable Advances                                              (88,584.16)
                                                                   -------------
Total Available                                                    29,382,653.23




CAPPED AND UNCAPPED EXPENSES:                       AMOUNT         ANNUAL AMOUNT
- -----------------------------                     ----------       -------------
   Total Capped Expenses Paid                      21,724.55         238,970.05
   Total Uncapped Expenses Paid                          -                  -
   Capped and Uncapped Expenses Due                      -                  -
SERVICER'S FEE DUE:
   Servicer's Fee Paid                            916,530.59
   Servicer's Fee Balance Due                            -
 SUPPLEMENTAL SERVICER'S FEES                     104,803.42



REVOLVING PERIOD:                                  VEHICLES                  AMOUNT
- -----------------                                  --------                  ------
  Beginning Unreinvested Principal Collections
  Principal Collections & Liquidated Contracts                                   -
  Allocation to Subsequent Contracts                                             -
                                                                             ------
  Ending Unreinvested Principal Collections                                      -


I hereby certify to the best of my knowledge that the report provided is true and correct.

/s/ Holly Pearson
- ----------------------------------------------
Holly Pearson, Treasury Manager